Earnings Conference Call • 3 rd Quarter 2009 October 23, 2009 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008 Annual Report on Form
10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 18; (2) Exelon’s Third Quarter 2009 Quarterly Report on Form 10-Q (to
be filed on October 23, 2009) in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I,
Financial Information, ITEM 1. Financial Statements: Note 14 and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation,
Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC
(Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the
Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.
Please refer to the footnotes of the following slides for a reconciliation non-GAAP cash flows to
GAAP cash flows.

Q3 Highlights
Financial:
•
Delivering consistent operating performance
•
Exceeding 2009 cost savings target
•
Narrowing 2009 EPS guidance range
Energy Markets:
•
Second PECO procurement completed
•
Illinois Power Agency procurement plan proposed
Regulatory:
•
Focus on improved results for ComEd and PECO
•
Filed plans for Smart Grid and Smart Meter investments
•
Successful relicensing of TMI nuclear unit
Climate Change:
•
Advocating for greenhouse gas-reduction legislation
•
Collaboration among industry and other key stakeholders

Key Financial Messages
Q3 operating results of $0.96/share driven by:
• Cost discipline – exceeded 2009 cost savings target with over $80 million of savings in third quarter
• 94.7% nuclear capacity factor
• Cooler than normal weather of $0.04/share at ComEd and $0.03/share at
PECO
Narrowing 2009 operating earnings guidance to $4.00-$4.10/share
• Committed to an additional $100 million of one-time O&M savings in 2009
Well-positioned for continued financial strength and flexibility
• Increased 2009 forecasted cash flow from operations
(1)
to $5.6 billion for
2009 - $850 million higher than original plan
• $350 million discretionary pension contribution
• $1.5 billion tender/make whole and refinancing at Exelon and Exelon
Generation
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) Cash Flow from Operations primarily includes net cash flows provided by operating activities (excluding counterparty collateral activity) and net cash flows used in investing activities other than capital expenditures.
Note: Data contained on this slide is rounded.

$0.92
$0.14
$0.76
$0.14
$0.05
$0.07
2008 2009
Operating EPS
$2.66
$0.37
$2.50
$0.42
$0.17
$0.38
2008 2009
HoldCo/Other
ExGen
PECO
ComEd
3
rd
Quarter (Q3)
(1)
Exceeding cost savings target allowed Exelon to deliver results within our range
(1)  Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
$1.06 $1.14
GAAP EPS
Year-to-Date (YTD)
(1)
$3.19
$3.13
$3.06 $3.21
$0.96
$1.07

Exelon Generation
Operating EPS Contribution
2009
2008
Key Drivers – Q3 ’09 vs. Q3 ’08
(1)
Unfavorable portfolio/market conditions:
$(0.06)
Lower nuclear volume and higher
nuclear fuel costs: $(0.04)
Higher income tax expense: $(0.04)
Higher costs due to pension and OPEB
expense and refueling outages, partially
offset by cost savings initiatives: $(0.02)
Reversal of Q1 IL tax ruling:  $(0.01)
’08 reserve associated with Lehman
bankruptcy: +$0.02
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)  operating EPS to GAAP EPS
(2) Outage days exclude Salem.
36 17 Refueling
21 8 Non-refueling
Q3 2009 Q3 2008 Outage Days
(2)
3Q YTD
$0.92
$0.76
$2.50
$2.66

Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percentile confidence levels.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2010 and 2011 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products and options as of September 30, 2009.
Percent of expected generation hedged represents how many equivalent MW have been hedged at forward market prices as of September 30, 2009;  all hedge products used are converted to an equivalent average MW volume and the calculation considers whether hedges are power sales or financial products.
Hedging Update
The primary objective of Exelon’s hedging program is to manage market risks and protect the value of our generation and investment-grade balance sheet while preserving our ability to participate in improving long-term market fundamentals
• We typically follow a 36-month ratable
hedging program
• As we execute our hedging program, our
percent of expected generation hedged
increases and our potential range of
earnings outcomes narrows as we move
closer to the delivery year
2009 2010 2011
Percentage of Expected
Generation Hedged
(2)
98-100% 88-91% 63-66%
Midwest 98-100 88-91 67-70
Mid-Atlantic 97-99 91-94 56-59
South 98-100 90-93 52-55
• We employ natural gas and power put
options within the portfolio to allow us to
reduce market risk while preserving
upside potential
95% case
5% case
$6,700
$6,600
$6,100
$6,500
$6,000
$8,200
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2009 2010 2011
(1)
(2)

Key Drivers – Q3 ’09 vs. Q3 ’08
(1)
Higher electric distribution rates:
+$0.06
Net impact of 2008 write-offs
associated with final distribution rate
order: +$0.02
Lower O&M due to cost savings
initiatives and decreased storm costs
partially offset by higher pension and
OPEB expense and inflation: +$0.01
Reversal of Q1 IL tax ruling: $(0.05)
Weather: $(0.03)
Reduced load: $(0.01)
ComEd Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS
2009
2008
3Q YTD
$0.05
$0.07
$0.38
$0.17
Q3
Actual Normal
Days >90 degrees 1 11
Cooling Degree Days 412 624

-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
09Q1 09Q2 09Q3 09Q4E 10Q1E 10Q2E 10Q3E 10Q4E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product (right axis)
ComEd Load Trends
Weather-Normalized Load Key Economic Indicators
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
(4)
Chicago U.S.
Unemployment rate (1) 10.5% 9.8%
2009 annualized growth in
gross domestic/metro product (2) (3.7)% (2.6)%
7/09 Home price index (3) (14.2)% (13.3)%
(1)  Source: Illinois Dept. of Employment Security (October 2009) and U.S.
Dept. of Labor (October 2009)
(2) Source: Moody’s Economy.com (September 2009)
(3) Source: S&P Case-Shiller Index
(4) Not adjusted for leap year effect
Q309 Q409E       2009E (4) 2010E
Customer Growth (0.5)% (0.6)% (0.4)% 0.1%
Average Use-Per-Customer 0.1% (0.7)% (0.9)% (0.1)%
Total Residential (0.4)% (1.3)% (1.3)% 0.0%
Small C&I (2.9)% (0.8)% (2.4)% 1.0%
Large C&I (8.6)% (4.1)% (6.7)% 1.5%
All Customer Classes (3.8)% (1.9)% (3.4)% 0.8%

PECO Operating EPS Contribution
Key Drivers – Q3 ’09 vs. Q3 ’08
(1)
Lower bad debt expense: +$0.04
Higher other revenue net fuel, including
gas distribution revenues: +$0.02
Competitive Transition Charge (CTC)
amortization: $(0.03)
Reduced load: $(0.03)
Weather: $(0.01)
2009
2008
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
3Q YTD
$0.14 $0.14
$0.42
$0.37
Q3
Actual Normal
Days >90 degrees 6 18
Cooling Degree Days 884 939

PECO Load Trends
Weather-Normalized Electric Load Key Economic Indicators
Weather-Normalized Load Year-over-Year
(3)
Philadelphia U.S.
Unemployment rate (1) 8.5%                   9.8%
2009 annualized growth in
gross domestic/metro product (2) (3.4)%              (2.6)%
(1)  Source: U.S Dept. of Labor (PHL August 2009, US – October 2009)
(2)  Source: Moody’s Economy.com (September 2009)
(3)  Not adjusted for leap year effect
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
09Q1 09Q2 09Q3 09Q4E 10Q1E 10Q2E 10Q3E 10Q4E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product (right axis)
Note: C&I = Commercial & Industrial
Q309 Q409E      2009E (3) 2010E
Customer Growth (0.4)% (0.4)% (0.3)% (0.0)%
Average Use-Per-Customer (5.1)% (0.4)% (2.2)% (0.5)%
Total Residential (5.5)% (0.8)% (2.5)% (0.6)%
Small C&I (5.1)% (3.4)% (2.7)% (0.8)%
Large C&I (2.2)% (1.7)% (3.0)% (2.3)%
All Customer Classes (3.9)% (1.8)% (2.7)% (1.3)%

Delivering on Cost Savings Commitments
• On track to exceed promised cost savings in 2009
– Identified $100 million of additional one-time cost saving opportunities for 2009
Projected to exceed cost management goal in 2009 by $100 million
Note: Data contained on this slide is rounded.
$4.5B
(2)(3)
$4.5B
(2)
$4.4B
(2)(3)
(1)  Reflects operating O&M data and excludes decommissioning effect. ComEd and PECO operating O&M exclude energy efficiency costs recoverable under a rider.
(2)  Exelon Consolidated includes operating O&M expense from Holding Company.
(3)  Reflects ~$175 million increase in operating O&M expense from 2008A to 2009E due to higher pension and OPEB expense.
O&M Expense
(1)
2008A 2009 Original Commitment 2009 Revised Forecast

Financial Flexibility
Increased Future Cash Flexibility
Lowered Cost of Debt
In the third quarter, Exelon capitalized on strategic opportunities to create future financial flexibility
• $350 million discretionary 2008
pension contribution
• Lowered estimated 2011
contribution by $1 billion
• Smoothing election
(1)
lowers
volatility in future contributions
• Used cash on hand
• Successfully executed $1.5
billion tender/make whole
and refinancing
• Expected to lower annual
interest expense by
approximately $12 million
• Extended average maturity of
Generation/Corporate debt
portfolio by 6.6 years
(1)  Contributions reflect the impact of electing the option to smooth asset returns provided under the Worker, Retiree and Employer Recovery Act of 2008, which allows the use of average assets, including expected returns (subject to certain limitations) for a 24-month period prior to the measurement date, in the determination of funding requirements.

14 Appendix

2009 Operating Earnings Guidance
2009E 2008A
$0.49
$3.46
$4.20
ComEd
PECO
Exelon
Generation
2009 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.33
Exelon $4.00 - $4.10
(1)
$0.50 - $0.55
$0.45 - $0.50
$3.10 - $3.15
(1) Adjusted (non-GAAP) Operating Earnings Guidance. Excludes the earnings effect of certain items as disclosed in the Appendix.
Note: A = Actual; E = Estimate
Narrowing 2009 operating earnings guidance to $4.00-$4.10/share
(1)
O&M and other
Pension/OPEB
Inflation
Cost reduction initiatives
Bad debt expense
ComEd distribution revenue
PECO gas revenue
Weather
Load
Nuclear fuel costs
Depreciation and amortization
PECO CTC

ComEd Smart Grid/Smart Meter
• Smart Meter (or Advanced Metering Infrastructure - AMI) Pilot
– ICC approved on October 14, 2009
– 1-year pilot program for 131,000 smart meters and related programs (~$70 million in 2009-2010)
– Recovery with regulated return for capital investment expected to begin in 2010 through a rider
• Federal Stimulus Funding
– Request for $175 million in matching funds made on August 4, 2009
– Investment would occur through 2011
Projected Spend
$ millions
$350
$23
$78
$107
$139
Total
$92
$6
--
$84
--
Transmission
$78 Distribution Automation
$23 Communication Support Systems
$139 AMI & Customer Applications
$258
$17
Distribution
TOTAL
Intelligent Substation
Project
Note: Totals may not add due to rounding.  ComEd includes approximately $4 million of unallocated contract expense that will be distributed to specific projects upon finalization of scope.
ComEd’s Smart Grid project expands the AMI pilot and provides for regulated returns on our investments

PECO Smart Grid/Smart Meter
• PECO intends to invest up to $650 million in its Smart Grid/Smart Meter Infrastructure
(1)
– $550 million Advanced Metering Infrastructure over 10 – 15 years
– $100 million for Smart Grid over 3 years subject to stimulus funding
• Federal Stimulus Grant application for $200 million of matching funds filed August 6, 2009
– Amount and timing of spend will depend on approval of Federal Stimulus Grant and supplier RFPs
• Smart Meter investment required by Act 129, which provides for recovery through surcharge including a return on capital investment
• Smart Grid investment to be recovered through transmission and distribution rates
($ millions pre-tax) 2010 2011 2012 Total
Act 129 Smart Meter Deployment (over 10-15 years) 45 $     125 $   45 $     215 $
Smart Grid Base Case 15        20        15        50
60 $     145 $   60 $     265 $
($ millions pre-tax) 2010 2011 2012 Total
Act 129 Smart Meter Expanded Initial Deployment (600K meters by 2012) 40 $     150 $   100 $   290 $
Smart Grid Stimulus Case 50        45        15        110
Total Stimulus Case 90        195      115      400
Stimulus Grant Request (45)       (100)     (55)       (200)
Total Expenditures net of Stimulus grant 45 $     95 $     60 $     200 $
(1) Does not include $100 million for potential replacement of gas meters and wind-down of legacy Automated Meter Reading system.
(2) Amounts included in base case assumptions for capital spend.
(3) Assumes 100% of matching funds requested by DOE.
Data contained in this slide is rounded
2010-2012 Spend Without Federal Stimulus Grant
(2)
:
2010-2012 Spend With Federal Stimulus Grant
(3)
:

Illinois Power Agency RFP Procurement
• On September 30, 2009, the IPA submitted an Updated Procurement Plan for the
2010/11 planning period
• Similar to 2009, the Procurement Plan for the 2010/11 planning period includes the procurement of monthly peak and off-peak standard wholesale block energy products
• The IPA’s Plan also calls for the procurement of 1,887,014 MWh of Renewable Energy
Credits
NOTE: Chart is for illustrative purposes only.  Data on this slide is rounded
Next RFP to be held in Spring 2010
Delivery
Period
Peak Off-Peak
June 2010 -
May 2011
5,390 4,538
June 2011 -
May 2012
1,858 668
Volumes to be secured in 2010
IPA Procurement Event (GWh)
2009 RFP
2009 RFP
2010 RFP
2010 RFP
2011 RFP
2011 RFP
2012 RFP
2009 2010 2011 2012
Financial
Swap
Auction
Contract

PECO Procurement Results
PECO has completed two of the four procurements for the power needed to serve its residential customers beginning in 2011
• On September 23, 2009, the PAPUC approved the bids from PECO’s second RFP
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) Wholesale prices; no Small/Medium Commercial products were procured in the June RFP.
Residential
Sept RFP average price of
$79.96/MWh
(2)
June RFP average price of
$88.61/MWh
(2)
49% of full requirements product
procured
80 MW of block energy procured
Small and Medium Commercial
Sept RFP average blended price
of $85.85/MWh
(2)
24% of Small Commercial full
requirements product procured
16% of Medium Commercial full
requirements product procured
85% full requirements
15% full requirements spot
Medium Commercial &
Industrial
(peak demand >100 kW
but <= 500 kW)
100% full requirements spot Large Commercial &
Industrial
(peak demand >500 kW)
90% full requirements
10% full requirements spot
75% full requirements
20% block energy
5% energy only spot
Products
Small Commercial
(peak demand <100 kW)
Residential
Customer Class
PECO Procurement Plan
(1)
Total Procured (including
June and September RFPs)
Residential
23% of planned full requirements
contracts (17 and 29-mo terms)
140 MW of baseload (24x7)
block energy products (12, 24
and 60-mo duration)
40 MW of Jan-Feb 2011 on-peak
block energy
Small Commercial
36% of planned full requirements
contracts (17 and 29-mo term)
Medium Commercial & Industrial
42% of planned full requirements
contracts (17-mo term)
May 24, 2010 RFP

5.03 5.03
0.51 0.51
6.26
2.57
9.41
PECO Average Residential Electric Rates
(1) Average of PECO’s residential rates.
(2) Provided for illustration only.  Represents 49% of PECO’s full requirements residential procurement for 2011.
(3) Average wholesale price for full requirements products. Full requirements product includes load following energy, capacity, ancillary transmission services and
Alternative Energy Portfolio Standard requirements.
(4) Does not include energy efficiency or changes in distribution rates.
2011 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
14.37¢ (1) Unit Rates (¢/kWh)
Electric Restructuring
Settlement
~4% (4)
14.95¢ (1)
Assumptions
Illustrative Rate Increase Based on
Average PECO Residential Full
Requirements Procurement Results
(2)
• 2011 illustrative residential rate based on
Spring and Fall 2009 RFPs full
requirements product prices
• Actual 2011 default service residential
rate will reflect associated full
requirements costs, block energy costs,
and spot market purchases, all of which
will be acquired through multiple
procurements
• Rates will vary by customer class
• Retail rate components include line losses
and gross receipts taxes
Spring 2009
$88.61 / MWH
PECO Residential
Procurement Results
(3)
Effect of Spring and Fall 2009 Procurements
Fall 2009
$79.96 / MWH
Wholesale Results

Estimated Build-Up of PECO Average
Residential Full Requirements Price
$91.60/MWh
$28.50- $29.50
$50.50 - $51.50
Full Requirements Costs ($/MWh) Average Full Requirements
Retail Sales Price
(1)
Load Shape &
Ancillary Services
$7.50
Capacity
$12.00
Transmission &
Congestion
$7.00 - $8.00
Renewable
Energy
Credits
$1.00
Migration,
Volumetric
Risk & Other
$1.00
~$6.50
~$5.50
Average
Wholesale
Energy Price
$79.96 (2)
21
(1) As provided by Exelon Generation
(2)
On Oct 21, 2009 the Independent Evaluator (NERA) announced a wholesale winning bid average price of $79.96/MWh for PECO’s Fall 2009 RFP (reflecting 17 & 29-month residential full requirements’ products with delivery beginning Jan 1, 2011).

Q3 07 Q3 08 Q3 09
ComEd and PECO Accounts Receivable
ComEd Accounts
Receivable
(1)
Through the third quarter of 2009, both ComEd and PECO have experienced an improvement in accounts receivable aging
Q3 07 Q3 08 Q3 09
PECO Accounts
Receivable
(1)
% of AR
$862M
$710M
$789M
$782M $779M
$714M
(1)   Accounts receivable amounts include unbilled receivables and are gross of allowance for uncollectible accounts at ComEd and PECO and long-term receivables at PECO.
>60 days
31-60 days
0-30 days
Note: Data contained on this slide is rounded.

23 23
2009 Projected Sources and Uses of Cash
(250) n/a (50) (200) Utility Growth CapEx
(4)
(925) (925) n/a n/a Nuclear Fuel
(200) (200) n/a n/a Nuclear Uprates and Solar Project
(1,400) Dividend
(3)
$ (in millions) Exelon
(8)
Beginning Cash Balance
(1)
$500
Cash Flow from Operations
(1)(2)
1,125 1,000 3,400 5,600
CapEx (excluding Nuclear Fuel, Nuclear Uprates
and Solar Project, Utility Growth CapEx)
(675) (350) (925) (2,000)
Net Financing (excluding Dividend):
Planned Debt Issuances
(5)
0 250 1,500 1,750
Planned Debt Retirements
(6)
0 (750) (1,000) (2,250)
Other
(7)
50 250 50 (100)
Ending Cash Balance
(1)
$725
Note: Data contained on this slide is rounded.
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
Cash Flow from Operations reflects the $350M pre-tax discretionary pension contribution. Cash Flow from Operations for PECO and Exelon includes $500M for Competitive
Transition Charges.
(3)
Assumes 2009 Dividend of $2.10 per share.  Dividends are subject to declaration by the Board of Directors.
(4) Represents new business and smart grid/meter investment.
(5) Excludes ComEd  tax-exempt bonds that are backed by letters of credit (LOCs).  ComEd reissued $191M of tax exempt debt in May backed by LOCs.  Excludes PECO’s
Accounts Receivable (A/R) Agreement with Bank of Tokyo.
(6) Planned Debt Retirements at ComEd and Exelon Corporate are $17M and $500M, respectively.  Includes securitized debt at PECO and $307M repurchase of tax exempt debt at Exelon Generation.
(7) “Other” includes PECO Parent Receivable, proceeds from options and expected changes in short-term debt.
(8) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Sufficient Liquidity
(1)  Excludes previous commitment from Lehman Brothers Bank and excludes $66 million of bank commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes other corporate entities.
(35) -- -- (35) Outstanding Facility Draws
(409) (154) (10) (241) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,873 4,680 564 676 Available Capacity Under Facilities
(2)
-- -- -- -- Outstanding Commercial Paper
$6,873 $4,680 $564 $676
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
Exelon has no commercial paper outstanding and its bank facilities are largely untapped
Available Capacity Under Bank Facilities as of October 15, 2009

Projected 2009 Key Credit Measures
BBB
A-
A-
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa1
Baa1
Moody’s Credit
Ratings (3)
4.5x 4.5x FFO / Interest ComEd:
23% 17% FFO / Debt
42% 49% Rating Agency Debt Ratio
3.4x 3.2x FFO / Interest
PECO:
14% 12% FFO / Debt
48% 53% Rating Agency Debt Ratio
30% 50% Rating Agency Debt Ratio
125% 55% FFO / Debt
36.5x 12.5x FFO / Interest
Exelon
Generation:
49%
43%
8.7x
Without PPA &
Pension / OPEB (2)
60% Rating Agency Debt Ratio
28% FFO / Debt
6.8x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt. See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) FFO/Debt metrics include the following standard adjustments:  imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of October 15, 2009.  On August 3, 2009, Moody’s upgraded
ComEd’s senior secured credit rating to Baa1 from Baa2 due to a change in Moody’s rating methodology.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

Q3 GAAP EPS Reconciliation
(0.02) - - - (0.02) 2007 Illinois electric rate settlement
(0.09) (0.04) - - (0.05) Costs associated with early debt retirements
0.05 - - - 0.05 Nuclear decommissioning obligation reduction
(0.01) (0.01) - - - NRG acquisition costs
0.13 - - - 0.13 Unrealized gains related to nuclear decommissioning trust funds
0.12 - - - 0.12 Mark-to-market adjustments from economic hedging activities
$1.14 $(0.06) $0.14 $0.07 $0.99 Q3 2009 GAAP Earnings (Loss) Per Share
$0.96 $(0.01) $0.14 $0.07 $0.76 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended September 30, 2009
(0.04) - - - (0.04) 2007 Illinois electric rate settlement
0.02 - - - 0.02 Nuclear decommissioning obligation reduction
$1.06 $(0.09) $0.14 $0.05 $0.96 Q3 2008 GAAP Earnings (Loss) Per Share
$1.07 $(0.04) $0.14 $0.05 $0.92 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.10 (0.05) - - 0.15 Mark-to-market adjustments from economic hedging activities
(0.09) - - - (0.09) Unrealized losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Three Months Ended September 30, 2008
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.

YTD GAAP EPS Reconciliation
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
(0.18) - - (0.01) (0.17) 2007 Illinois electric rate settlement
0.02 - - - 0.02 Nuclear decommissioning obligation reduction
$3.06 $(0.07) $0.37 $0.16 $2.60 YTD 2008 GAAP Earnings (Loss) Per Share
$3.13 $(0.07) $0.37 $0.17 $2.66 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.27 - - - 0.27 Mark-to-market adjustments from economic hedging activities
(0.18) - - - (0.18) Unrealized losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Nine Months Ended September 30, 2008
(0.08) - - - (0.08) 2007 Illinois electric rate settlement
(0.09) (0.04) - - (0.05) Costs associated with early debt retirements
(0.20) - - - (0.20) Impairment of certain generating assets
(0.03) - - (0.02) (0.01) 2009 severance charges
0.05 - - - 0.05 Nuclear decommissioning obligation reduction
(0.03) (0.03) - - - NRG acquisition costs
0.18 - - - 0.18 Unrealized gains related to nuclear decommissioning trust funds
0.12 - - - 0.12 Mark-to-market adjustments from economic hedging activities
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
$3.21 $(0.19) $0.42 $0.42 $2.57 YTD 2009 GAAP Earnings (Loss) Per Share
$3.19 $(0.10) $0.42 $0.38 $2.50 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Nine Months Ended September 30, 2009

2009 Earnings Outlook
• Exelon’s 2009 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments primarily related to the
Clinton, Oyster Creek, and Three Mile Island nuclear plants (the former AmerGen Energy Company, LLC units)
• Any significant impairments of assets, including goodwill
• Any changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement, including ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Costs incurred for employee severance related to the cost reduction program announced in June 2009
• Costs associated with early debt retirements
• External costs associated with the terminated offer to acquire NRG Energy, Inc.
• Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
• Other unusual items
• Significant future changes to GAAP
• Operating earnings guidance assumes normal weather for the remainder of the year

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon
Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of September 30, 2009. Exelon plans to update these hedging disclosures on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.
In addition, the forward-looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

31 31
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
•
Power Team utilizes several product
types and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
• Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
• Consider market, credit, operational risk
• Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
By design, our hedging program allows us to weather short-term, adverse market conditions while positioning us to participate in long-term upside potential

32 32 32
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
•
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

33 33 33
2009 2010 2011
Estimated Open Gross Margin (millions)
(1)
$4,850 $5,850 $5,950
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(2)
$4.04
$28.06
$38.23
$(0.01)
$6.21
$32.57
$48.40
$(1.51)
$6.87
$34.36
$51.50
$(1.94)
Exelon Generation Open Gross Margin and
Reference Prices
Based on September 30, 2009 market conditions
(1) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues.
Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.
Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants.  Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity payments.
The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(2) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

34 34 34
2009 2010 2011
Expected Generation (GWh)
(1)
168,900 166,800 164,900
Midwest 99,500 98,600 98,200
Mid-Atlantic 57,900 59,900 59,100
South 11,500 8,300 7,600
Percentage of Expected Generation Hedged
(2)
98-100% 88-91% 63-66%
Midwest 98-100 88-91 67-70
Mid-Atlantic 97-99 91-94 56-59
South 98-100 90-93 52-55
Effective Realized Energy Price ($/MWh)
(3)
Midwest $47.00 $46.50 $44.50
Mid-Atlantic $36.00 $33.75 $60.50
ERCOT North ATC Spark Spread $5.25 $3.00 $4.25
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.  Expected generation assumes 10 refueling outages in 2009 and 2010 and 11 refueling outages in 2011 at Exelon-operated nuclear plants and Salem.
Expected generation assumes capacity factors of  93.6%, 93.5% and 92.8% in 2009, 2010 and 2011 at Exelon-operated nuclear plants. These estimates of expected generation in 2010 and 2011 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

35 35 35
Gross Margin Sensitivities with Existing Hedges (millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2009
$3
$(2)
$3
$(1)
$4
$(2)
+/-$10
2010
$45
$(40)
$40
$(35)
$30
$(25)
+/-$50
2011
$265
$(225)
$185
$(175)
$165
$(160)
+/-$50
(1) Based on September 2009 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)

36 36 36
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
95% case
5% case
$6,700
$6,600
$6,100
$6,500
$6,000
$8,200
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2009 2010 2011
Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percentile confidence levels.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2010 and 2011 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of September 30, 2009.
(1)

37 37 37
Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$4.85 billion
Step 2 Determine the mark-to-market value
of energy hedges
99,550GWh * 99% *
($47.00/MWh-$28.06/MWh)
= $1.87 billion
57,900GWh * 98% *
($36.00/MWh-$38.23/MWh)
= $(0.13 billion)
11,500GWh * 99% *
($5.25/MWh-($0.01)/MWh)
= $0.06 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin: $4.85 billion
MTM value of energy hedges: $1.87 billion + $(0.13 billion) + $0.06 billion
Estimated hedged gross margin: $6.65 billion
Illustrative Example
of Modeling Exelon Generation 2009 Gross Margin (with Existing Hedges)

38 38 38 38

65
75
85
95
105
115
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
20
25
30
35
40
45
50
55
60
65
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
35
45
55
65
75
85
95
105
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
5
6
7
8
9
10
11
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
38
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2010 $6.04
2011  $6.82
Rolling 12 months, as of October 15, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2010 $53.25
2011 $65.26
2010 Ni-Hub  $43.06
2011 Ni-Hub $45.29
2011 PJM-West  $63.88
2010 PJM-West $59.37
2010 Ni-Hub $24.40
2011 Ni-Hub $26.00
2011 PJM-West $42.28
2010 PJM-West $39.79

39 39 39 39
4.5
5.5
6.5
7.5
8.5
9.5
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
35
40
45
50
55
60
65
70
75
80
85
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
5
6
7
8
9
10
11
10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 10/09
39
Market Price Snapshot
2011 $8.66
2010 $8.65
2010 $50.68
2011 $57.42
2010 $5.86
2011 $6.63
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010 $5.91
2011 $7.10
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of October 15, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.